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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                               AMENDMENT NO. 1 TO

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 20 2005
                                                           ------------

                       JUNIPER PARTNERS ACQUISITION CORP.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-51240                20-2278320
-----------------------------     ---------------     --------------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)

56 West 45th Street, Suite 805, New York, New York              10036
--------------------------------------------------    --------------------------
     (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:  (212) 398-3112
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

         On July 20, 2005, Juniper Partners Acquisition Corp. (the "Company")
consummated its initial public offering ("IPO") of 250,000 Series A Units
("Series A Units") and 1,250,000 Series B Units ("Series B Units"). On July 29,
2005, the Company consummated the closing of 16,000 Series A Units and 187,500
Series B Units which were subject to the over-allotment option. Each Series A
Unit consists of two shares of Common Stock, $.0001 par value per share ("Common
Stock"), five Class W Warrants ("Class W Warrants"), each to purchase one share of Common Stock, and five Class Z Warrants ("Class Z Warrants"), each to purchase one share of Common Stock. Each Series B Unit consists of two shares of
Class B Common Stock, $.0001 par value per share ("Class B Stock"), one Class W
Warrant and one Class Z Warrant. The Series A Units were sold at an offering price of $10.50 per Series A Unit and the Series B Units were sold at an offering price of $10.10 per Series B Unit, generating total gross proceeds of
$17,311,750 (including $2,061,750 of additional gross proceeds from the exercise of the over-allotment option). Of this amount, $14,518,750 was placed in trust.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits:

           Exhibit 99.1        Press release dated July 29, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2005               JUNIPER PARTNERS ACQUISITION CORP.

                                   By:  /s/ Stuart B. Rekant
                                        --------------------
                                        Stuart B. Rekant
                                        Chairman and Chief Executive Officer